Exhibit 99.1

CASPER SLEEP INC. ANNOUNCES STOCKHOLDER APPROVAL OF MERGER AGREEMENT

NEW YORK – January 19, 2022 – Casper Sleep Inc. (NYSE: CSPR) (“Casper” or the “Company”) announced that its stockholders voted today to adopt the Agreement and Plan of Merger (the “Merger Agreement”), whereby Casper will be acquired by certain subsidiaries of Durational Consumer SPV IV, LP (the “Durational Vehicle”), an investment vehicle managed by Durational Capital Management, LP. According to the preliminary results announced at Casper’s Special Meeting of Stockholders, approximately 69.5% of the vote represented by Casper’s outstanding stock were voted in favor of the Merger Agreement. The final voting results of the Special Meeting, as tabulated by an independent inspector of elections, will be filed as part of Form 8-K with the U.S. Securities and Exchange Commission.

Subject to the satisfaction of certain other closing conditions, the transaction is expected to close during the week of January 24, 2022. Upon closing the transaction, Casper will operate as a privately-held company and will remain based in New York.

About Casper
Casper believes everyone should sleep better. The Sleep Company has a full portfolio of obsessively engineered sleep products—including mattresses, pillows, bedding, and furniture designed in-house by the Company’s award-winning R&D team at Casper Labs. In addition to its e-commerce business, Casper owns and operates Sleep Shops across North America and its products are available at a growing list of retailers.

About Durational Capital Management, LP
Based in New York, Durational Capital Management, LP is an investment firm that invests in high quality consumer companies. Durational approaches its investments with a strategic mindset and focuses on driving long-term value creation through partnership with top tier management teams and actively supporting management to drive operational improvements. The firm was founded in 2017, and its investment professionals have extensive experience investing in the consumer sector. For more information, visit: www.durational.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the impact of the COVID-19 pandemic and the related effect on our employees, customers and business operations; our business strategy and plans; the future growth of our business; objectives of management for future operations and creating long-term value; the management transition and anticipated benefits thereof; and the proposed transaction with Durational Capital Management, LP and anticipated benefits thereof. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: including the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the transaction; conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the failure by Durational Capital Management, LP to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; potential litigation relating to the proposed transaction; the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; and restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; we will need additional financing to execute our business plan, to fund our operations and to continue as a going concern; the COVID-19 pandemic could adversely impact our business, financial condition and results of operations; our ability to compete successfully in the highly competitive industries in which we operate; our ability to maintain and enhance our brand; the success of our retail store and retail partnerships expansion plans; our ability to successfully implement our growth strategies related to launching new products; the effectiveness and efficiency of our marketing programs; our ability to manage our current operations and to manage future growth effectively; our past results may not be indicative of our future operating performance; our ability to manage our supply chain commensurate with demand and successfully and timely deliver merchandise to our retail partners and customers; the duration and impact of current supply chain constraints and inflationary pressures our business, financial condition and results of operations; our ability to attract new customers or retain existing customers; the growth of the market for sleep as a retail category and our ability to become a leader or maintain our leadership in the category; the impact of social media and influencers on our reputation; our ability to protect and maintain our intellectual property; our exclusive reliance on third-party contract manufacturers whose efforts we are unable to fully control; our ability to effectively implement strategic initiatives; our ability to transfer our supply chain and other business processes to a global scale; risks relating to fluctuations in the cost and availability of raw materials and fuel; risks relating to our international operations and expansion; we are dependent on our retail partners; general economic and business conditions; we or our service providers could be subject to system failures or interruptions, cyber-based attacks and security breaches or other incidents; risks relating to changing legal and regulatory requirements, and any failure to comply with applicable laws and regulations; we may be subject to product liability claims and other litigation; we may experience fluctuations in our quarterly operating results; we have and expect to continue to incur significant losses; risks relating to our indebtedness; our need for additional funding, which may not be available; risks relating to taxes; our ability to attract and retain qualified personnel; future sales by us our stockholders may cause the market price of our stock to decline; and risks and additional costs relating to our status as a public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact Information
For Casper:
Joseph Jaffoni, Norberto Aja, Jennifer Neuman
JCIR
(212) 835-8500
cspr@jcir.com

For Durational:
Jared Levy, Emily Claffey, Jeff Huber
Sard Verbinnen & Co
(212) 687-8080

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